UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22142

Oppenheimer Rochester Intermediate Term Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 3/31/2015

Item 1. Reports to Stockholders.

Semiannual Report 3/31/2015

OppenheimerFunds®
The Right Way
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Oppenheimer Rochester® Intermediate Term Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index	Barclays Municipal Bond 5 Year (4-6) Index
6-Month	2.36%	0.05%	2.40%	0.85%
1-Year	6.54	4.14	6.62	2.95
Since Inception (12/6/10)	4.35	3.81	5.24	3.14

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Oppenheimer Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

2      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Fund Performance Discussion

While interest rates continued to hover at low levels, Oppenheimer Rochester Intermediate Municipal Fund generated high levels of tax-free income and a competitive, yield-driven total return for the 6 months ended March 31, 2015. The Fund’s Class A shares provided a distribution yield of 2.78% at net asset value (NAV) at the end of this reporting period. At 2.36% as of March 31, 2015, the 6-month cumulative total return at NAV for this Fund’s Class A shares exceeded the Barclays Municipal 5 Year (4-6) Bond Index, its benchmark, by 151 basis points.

MARKET OVERVIEW

Overall, the muni market rallied during this reporting period, thanks in part to positive reports from the Federal Reserve. After several months of lowering its spending on mortgage-backed securities and long-term Treasuries, the Federal Open Market Committee (FOMC) voted in October 2014 to end quantitative easing the next month.

Considered by many to be the largest intervention in the Fed’s history, this program was initiated in 2008 to help stimulate the economy. According to a statement released November 19, 2014, the FOMC observed solid job gains, a lower unemployment rate and increases in household and business spending. The committee’s concerns about inflation and

The average distribution yield in Lipper’s Intermediate Municipal Debt Funds category was 2.16% at the end of this reporting period. At 2.78%, the distribution yield at NAV for this Fund’s Class A shares was 62 basis points higher than the category average.

falling energy prices, among other factors, played into its decision to “maintain its existing policy of reinvesting principal payments from its holdings of agency debt and agency mortgage-backed securities and rolling over maturing Treasury securities at auction.”

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	2.78%
Dividend Yield with sales charge	2.71
Standardized Yield	1.73
Taxable Equivalent Yield	2.86
Last distribution (3/24/15)	$0.03
Total distributions (10/1/14 to 3/31/15)	$0.18
Endnotes for this discussion begin on page 12 of this report

3      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

During this reporting period, the carefully worded announcements regarding the Fed’s plans for the Fed Funds target rate led to considerable speculation about the timing of an adjustment to its short-term rate, and market movements were generally based on analysts’ interpretations of subtle changes in the text. In October 2014, for example, the FOMC said it planned to keep the Fed Funds target rate at its current level “for a considerable time” after the end of its bond-buying program.

In December 2014, the Committee said it could “be patient in beginning to normalize the stance of monetary policy.” However, the committee removed the word “patient” from the minutes of the February 2015 meeting. In a press conference, Federal Reserve Chairman Janet Yellen cautioned that “just because we removed the word ‘patient’ doesn’t mean we will be impatient.” The committee will increase the Fed Funds rate only when it “has seen further improvement in the labor market and is reasonably confident that inflation will move back to its 2% objective over the medium term.”

With the current Fed Funds rate set between zero and 0.25% since December 2008, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

The Fund’s investment team will continue to search for value in the muni market as it seeks to produce competitive levels of tax-free income amid stable or changing market conditions.

As of March 31, 2015, the average yield on 30-year, AAA-rated muni bonds was 2.94%, down 37 basis points from September 30, 2014. The average yield on 10-year, AAA-rated muni bonds was 2.05% on March 31, 2015, down 14 basis points from the September 2014 date, and the average yield on 1-year, AAA-rated muni bonds was 0.22%, up 7 basis points from the September 2014 date.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester Intermediate Term Municipal Fund held more than 245 securities as of March 31, 2015. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s Class A distribution yield at NAV was in the top quintile in Lipper’s Intermediate Municipal Debt Funds category as of March 31, 2015. At 2.78% on that date, it was 62

4      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

basis points higher than the category average, which was 2.16%. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

The Fund’s dividend trend this reporting period demonstrates the power a yield-driven approach can have amid challenging market conditions. This Fund’s Class A dividend remained steady at 3.0 cents per share throughout this reporting period. In all, the Fund distributed 18.0 cents per Class A share this reporting period.

As of March 31, 2015, the Fund was invested in the hospital/healthcare sector, which represented 16.4% of total assets (16.9% of net assets). Our holdings in this sector consist of securities across the credit spectrum, but most are investment grade.

General Obligation (G.O.) securities, which are backed by the full faith and taxing authority of state and local governments, comprised 14.9% of total assets (15.4% of net assets) as of March 31, 2015. The Fund’s holdings in this sector include bonds issued in various U.S. municipalities and the Commonwealth of Puerto Rico.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 9.7% of the Fund’s total assets (10.0% of net assets) at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds from the tobacco Master Settlement Agreement (MSA) and included in this Fund’s tobacco holdings.

The Fund’s holdings, some of which are insured, include G.O. debt and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things.

Expanding on the fiscal discipline that was the hallmark of Luis Fortuño, his predecessor, first-time Governor Alejandro García Padilla has strengthened the island’s balance sheet, cut the government payrolls, enacted comprehensive pension reforms, and raised revenues via tax rate changes and improved enforcement. In late June 2014, the Commonwealth announced its first balanced general fund budget in more than 20 years. On the recommendation of a government task force, a value-added tax (VAT) was added to the list of tax reforms being discussed. However, the sales and use tax that the VAT would replace has its supporters and, at the end of this reporting period, the Legislature had not voted.

A decision that we believe has important implications for the muni industry – and our funds in particular – was announced on February 6, 2015: On that date, a federal judge ruled that the Puerto Rico Public Corporation Debt Enforcement and Recovery

5      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Act (the “Recovery Act”) violated the U.S. Constitution and was invalid. As you may recall, the Recovery Act was passed in late June 2014 and OppenheimerFunds filed suit immediately, challenging the legislation that was designed to allow PREPA (the island’s electric utility authority), PRASA (the aqueduct and sewer authority) and PRHTA (the highway authority) to restructure their debt through a process overseen by a Commonwealth court. The Commonwealth of Puerto Rico and PREPA have appealed the court’s ruling.

Late in this reporting period, a forbearance agreement between PREPA and many of its creditors, including this Fund, was extended beyond March 31, 2015, its original end date. Under the agreement, which was reached in August 2014, the bondholders had agreed to forbear from exercising rights in connection with events that would constitute a default on PREPA bonds and PREPA had agreed to a variety of financial terms and to submit a 5-year restructuring plan. At the end of this reporting period, the forbearance agreement was still in effect.

Our investment team is determined to protect our shareholders’ best interests and enforce all bond covenants that have been negotiated. We will also continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely and will post information on our website (oppenheimer-funds.com) and on our Twitter feed (twitter.com/RochesterFunds). Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund. We encourage investors to contact their financial advisors for the latest information, as the situation remains quite fluid.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust investment strategies in the interest of maximizing the potential benefits to our shareholders. Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

The Fund was also invested in the municipal leases sector this reporting period, which accounted for 6.3% of the Fund’s total assets (6.5% of net assets) as of March 31, 2015. As state and local governments seek new ways to reduce costs and improve near-term cash flow, many lease all types of assets, including office space for public sector employees. The bonds held by this Fund, some of which were issued in Puerto Rico, are backed by the proceeds of these lease arrangements.

As of March 31, 2015, the Fund remained

6      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

The Rochester Portfolio Management Team

invested in land development (or “dirt”) bonds, which are Special Tax and Special Assessment bonds that help finance the infrastructure needs of new real estate development. At the end of this reporting period, the Special Tax and Special Assessment sectors represented 5.6% and 1.4% of the Fund’s total assets, respectively (5.8% and 1.4% of net assets).

Overall, we believe that the bonds in these sectors have several appealing characteristics: the special assessment payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. Additionally, we continue to believe that improvements in the housing market and the general economy could further strengthen the credit profiles of these sectors.

The Fund continued to be invested in the higher education sector as of March 31, 2015, with 5.2% of total assets (5.4% of net assets). The investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far

7      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

The Rochester Credit Research Team

8      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

less credit risk than their external ratings would suggest.

Tax increment financing (TIF) bonds constituted 4.9% of the Fund’s total assets (5.0% of net assets) on March 31, 2015. Traditionally, this type of financing has been used for urban and suburban renewal projects. When tax collections increase, driven either by an improving economy or inflation, the credit quality of these types of securities generally improves, which can lead to enhanced performance.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This “maturity managed” Fund uses a dollar-weighted approach to measuring the average maturity of its securities and seeks an average effective maturity of 3 to 7 years for its portfolio. While the Fund invests primarily in investment-grade municipal securities, it may invest up to 5% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary

9      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

10      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Hospital/Healthcare	16.4%

General Obligation	14.9

Municipal Leases	6.3

Special Tax	5.6

Higher Education	5.2

Tax Increment Financing (TIF)	4.9

Diversified Financial Services	4.7

Electric Utilities	4.7

Marine/Aviation Facilities	4.3

Sales Tax Revenue	3.7

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2015, and are based on net assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total

AAA	0.4%	0.0%	0.4%

AA	46.8	0.0	46.8

A	31.6	5.6	37.2

BBB	12.2	1.0	13.2

BB or lower	2.4	0.0	2.4

Total	93.4%	6.6%	100.0%

The percentages above are based on the market value of the securities as of March 31, 2015, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

11    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 3/31/15

	Without Sales Charge	With Sales Charge
Class A	2.78%	2.71%
Class C	2.07	N/A
Class Y	2.98	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 3/31/15

Class A	1 .73%
Class C	1 .00
Class Y	1 .99

TAXABLE EQUIVALENT YIELDS

As of 3/31/15

Class A	2.86%
Class C	1.66
Class Y	3.29

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/15

	Inception Date	6-Month	1-Year	Since Inception
Class A (ORRWX)	12/6/10	2.36%	6.54%	4.35%
Class C (ORRCX)	12/6/10	1.88	5.72	3.51
Class Y (ORRYX)	12/6/10	2.47	6.77	4.58

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/15

	Inception Date	6-Month	1-Year	Since Inception
Class A (ORRWX)	12/6/10	0.05%	4.14%	3.81%
Class C (ORRCX)	12/6/10	0.88	4.72	3.51
Class Y (ORRYX)	12/6/10	2.47	6.77	4.58

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class C, the contingent deferred sales charge of 1% for the 1-year period. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. There is no sales charge for Class Y shares.

12      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

The Fund’s performance is compared to the performance of the Barclays Municipal 5 Year (4-6) Index, which is an index of a broad range of investment-grade municipal bonds and is the 4- to 6- year component of the Barclays Municipal Bond Index, itself a measure of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.030 for the 28-day accrual period ended March 24, 2015. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on March 24, 2015; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class C and Y are annualized based on dividends of $0.0223 and $0.0322, respectively, for the 28-day accrual period ended March 24, 2015, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended March 31, 2015, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The average yield at NAV in Lipper’s Intermediate Municipal Debt Funds category is based on 225 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2015 top federal tax rate of 39.6%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

13      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

14      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended March 31, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

15      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Actual	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During 6 Months Ended March 31, 2015
Class A	$ 1,000.00	$ 1,023.60	$ 5.62
Class C	1,000.00	1,018.80	9.51
Class Y	1,000.00	1,024.70	4.50

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.40	5.60
Class C	1,000.00	1,015.56	9.49
Class Y	1,000.00	1,020.49	4.49

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended March 31, 2015 are as follows:

Class	Expense Ratios
Class A	1.11%
Class C	1.88
Class Y	0.89

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

16      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS March 31, 2015 Unaudited

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Municipal Bonds and Notes—99.8%
Alabama—1.2%
$50,000	AL Agriculture & Mechanical University[1]	5.000%	11/01/2024	05/01/2017	A	$51,352
15,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.250	01/01/2023	04/30/2015	A	15,065
100,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.250	01/01/2019	04/30/2015	A	100,216
240,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.500	01/01/2021	04/30/2015	A	240,638
235,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.500	01/01/2022	04/30/2015	A	235,623
200,000	Montgomery, AL Medical Clinic Board (Jackson Hospital & Clinic)[1]	5.250	03/01/2031	03/01/2016	A	204,484

						847,378

Alaska—0.0%
10,000	AK HFC, Series B1	5.250	12/01/2025	06/01/2015	A	10,073

Arizona—4.1%
50,000	AZ Health Facilities Authority (Banner Health System)[1]	5.000	01/01/2022	01/01/2017	A	53,632
1,000,000	Glendale, AZ Transportation Excise Tax[1]	5.000	07/01/2029	07/01/2025	A	1,172,420
250,000	Greater AZ Devel. Authority (Santa Cruz County Jail)[1]	5.250	08/01/2031	08/01/2018	A	268,692
395,000	Mohave County, AZ IDA (Mohave Prison)[1]	7.500	05/01/2019	12/02/2017	B	453,646
500,000	Phoenix, AZ Civic Improvement Corp. (Civic Plaza Expansion)[1]	5.000	07/01/2030	07/01/2015	A	506,035
490,000	Queen Creek, AZ Improvement District No. 1[1]	5.000	01/01/2018	07/01/2015	A	495,361

						2,949,786

Arkansas—0.3%
100,000	Pulaski County, AR Special School District[1]	5.000	02/01/2032	04/30/2015	A	100,361
100,000	Pulaski, AR Techincal College (Student Tuition & Fee)[1]	5.000	09/01/2034	04/30/2015	A	100,352
55,000	University of Arkansas (Fayetteville)	5.250	11/01/2017	04/30/2015	A	55,231

						255,944

California—20.6%
10,000	Adelanto, CA Public Utility Authority	6.000	07/01/2023	07/01/2019	A	11,456
25,000	Bay Area, CA Toll Authority (San Francisco Bay Area)[1]	5.000	04/01/2022	04/01/2016	A	26,183
1,000,000	Beaumont, CA Financing Authority, Series B	5.000	09/01/2028	09/01/2023	A	1,124,010
20,000	CA Dept. of Transportation COP	5.250	03/01/2016	04/30/2015	A	20,085
420,000	CA Educational Facilities Authority (Chapman University)[1]	5.000	04/01/2025	04/01/2021	A	488,397
5,000	CA GO1	6.000	08/01/2020	08/01/2015	A	5,097
75,000	CA GO1	5.000	09/01/2019	09/01/2016	A	80,056
410,000	CA GO1	6.500	04/01/2033	04/01/2019	A	497,666

17      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$500,000	CA Health Facilities Financing Authority (CHCW)[1]	5.250%	03/01/2024	03/01/2016	A	$521,395
35,000	CA Health Facilities Financing Authority (CHCW/CMF Obligated Group)[1]	5.125	07/01/2022	07/01/2015	A	35,431
500,000	CA Health Facilities Financing Authority (Children’s Hospital)[1]	5.000	11/01/2024	11/01/2021	A	572,760
125,000	CA Public Works (California Community Colleges)	5.500	06/01/2022	04/30/2015	A	125,551
50,000	CA Public Works (California State University)	5.500	09/01/2015	04/30/2015	A	50,220
250,000	CA Public Works (Dept. of General Services)	5.250	12/01/2019	04/30/2015	A	251,010
50,000	CA Public Works (Various Community Colleges)	5.625	03/01/2019	04/30/2015	A	50,999
10,000	CA Public Works (Various Community Colleges)	5.625	03/01/2016	04/30/2015	A	10,045
25,000	Central CA Unified School District COP[1]	5.000	08/01/2022	08/01/2017	A	27,393
100,000	Cerritos, CA Public Financing Authority[1]	5.000	11/01/2018	11/01/2017	A	110,865
100,000	Compton, CA Community College District	5.000	07/01/2019	07/01/2019		113,077
100,000	Compton, CA Community College District	5.000	07/01/2018	07/01/2018		110,891
100,000	El Centro, CA Financing Authority (El Centro Redevel.)[1]	6.625	11/01/2025	05/01/2021	A	125,369
500,000	El Dorado County, CA Special Tax Community Facilities District No. 9288	5.000	09/01/2024	09/01/2022	A	583,635
50,000	La Mesa, CA Fire, Police & Emergency Services	5.000	08/01/2025	04/30/2015	A	50,199
500,000	Lancaster, CA Redevel. Agency[1]	5.500	12/01/2028	12/01/2020	A	585,810
50,000	Lancaster, CA Redevel. Agency Tax Allocation (Sheriffs Facility)[1]	5.250	12/01/2016	04/30/2015	A	50,186
500,000	Lodi, CA Public Financing Authority	5.250	10/01/2026	04/01/2022	A	572,680
25,000	Los Angeles, CA State Building Authority	5.500	10/01/2016	04/30/2015	A	25,104
250,000	Madera, CA Irrigation Financing Authority[1]	5.750	01/01/2026	01/01/2020	A	292,517
100,000	Monrovia, CA Redevel. Agency Tax Allocation (Central Redevel. Project Area No. 1)[1]	6.500	05/01/2026	05/01/2021	A	123,888
190,000	Palm Desert, CA Financing Authority	5.000	04/01/2019	10/01/2015	A	192,322
495,000	Redwood City, CA Special Tax	5.000	09/01/2026	09/01/2022	A	567,701
500,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000	09/01/2028	09/01/2022	A	562,500
250,000	Riverside County, CA Public Financing Authority[1]	5.000	05/01/2026	05/01/2022	A	288,297
250,000	Riverside County, CA Public Financing Authority[1]	5.000	05/01/2025	05/01/2022	A	290,050
100,000	Riverside County, CA Public Financing Authority (Jurupa Valley Desert & Interstate 215 Corridor Redevel.)[1]	5.000	10/01/2022	10/01/2016	A	104,245

18      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$70,000	Riverside County, CA Public Financing Authority (Jurupa Valley Desert & Interstate 215 Corridor Redevel.)[1]	5.000%	10/01/2021	10/01/2016	A	$73,154
100,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[1]	5.750	10/01/2020	10/01/2020		116,883
400,000	Riverside, CA Improvement Bond Act 1915 (Riverwalk Assessment District)	5.250	09/02/2026	09/02/2015	A	415,684
105,000	Riverside, CA Unified School District[1]	5.000	09/01/2024	09/01/2016	A	110,671
50,000	Rohnert Park, CA COP[1]	5.000	07/01/2024	04/30/2015	A	50,102
150,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2017	10/01/2017		165,740
45,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2018	10/01/2018		50,962
350,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2020	10/01/2020		413,336
200,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2018	10/01/2018		226,498
245,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2019	10/01/2019		283,948
520,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2024	09/01/2023	A	595,301
250,000	San Diego, CA Public Facilities Financing Authority	5.000	08/01/2028	08/01/2022	A	294,090
200,000	San Diego, CA Public Facilities Financing Authority (Ballpark)[1]	5.250	02/15/2021	02/15/2017	A	216,102
1,010,000	San Gorgonio, CA Memorial Health Care District	5.000	08/01/2025	08/01/2020	A	1,156,703
25,000	San Juan, CA Unified School District[1]	5.000	08/01/2020	08/01/2015	A	25,403
200,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)[1]	5.250	06/01/2019	06/01/2015	A	201,640
520,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2022	11/15/2022		598,978
500,000	South Gate, CA Utility Authority	5.250	10/01/2026	10/01/2022	A	590,130
100,000	Vallejo City, CA Unified School District	5.000	08/01/2027	04/30/2015	A	100,320
250,000	Vernon, CA Electric System[1]	5.125	08/01/2021	09/04/2018	A	281,945
100,000	Westlands, CA Water District	5.000	09/01/2027	09/01/2022	A	117,121
100,000	Westlands, CA Water District	5.000	09/01/2026	09/01/2022	A	118,261

						14,850,062

Colorado—1.2%
250,000	CO E-470 Public Highway Authority[1]	5.500	09/01/2024	09/01/2015	A	254,837
50,000	Montrose County, CO Memorial Hospital[1]	5.250	12/01/2017	04/30/2015	A	50,196
500,000	Plaza, CO Metropolitan District No. 1	5.000	12/01/2022	12/01/2022		546,055

						851,088

Connecticut—1.5%
1,000,000	CT H&EFA (HRANB/ESRCGW/GSCCC Obligated Group)[1]	5.000	07/01/2036	07/01/2016	A	1,058,010

19      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
District of Columbia—0.6%
$100,000	District of Columbia Ballpark[1]	5.000%	02/01/2022	02/01/2016	A	$103,331
300,000	District of Columbia Student Dorm (Provident Group-Howard Properties)	5.000	10/01/2030	10/01/2022	A	316,638

						419,969

Florida—2.6%
10,000	FL Dept. of General Services (Florida Dept. of Management Services)[1]	5.000	09/01/2028	04/30/2015	A	10,037
100,000	FL Mid-Bay Bridge Authority[1]	5.000	10/01/2027	10/01/2018	A	109,518
30,000	FL Municipal Loan Council[1]	5.000	11/01/2031	04/30/2015	A	30,049
75,000	FL Municipal Loan Council[1]	5.250	11/01/2018	04/30/2015	A	75,223
10,000	FL Municipal Loan Council[1]	5.250	05/01/2019	04/30/2015	A	10,037
55,000	Hollywood, FL Community Redevel. Agency (Beach)[1]	5.625	03/01/2024	04/30/2015	A	55,155
40,000	Miami Beach, FL Water & Sewer[1]	5.000	09/01/2030	04/30/2015	A	41,268
75,000	Miami Beach, FL Water & Sewer	5.500	09/01/2027	04/30/2015	A	77,660
90,000	Miami-Dade County, FL Solid Waste[1]	5.000	10/01/2020	04/30/2015	A	90,360
10,000	Miami-Dade County, FL Solid Waste[1]	5.500	10/01/2017	04/30/2015	A	10,044
40,000	Miami-Dade County, FL Solid Waste	4.750	10/01/2018	04/30/2015	A	40,150
500,000	Orlando, FL Community Redevel. Agency (Conroy Road District)	5.000	04/01/2023	04/01/2022	A	564,915
175,000	Pinellas County, FL Sewer	5.000	10/01/2032	04/30/2015	A	175,655
15,000	Tallahassee, FL Health Facilities (Tallahassee Memorial Healthcare)	6.250	12/01/2020	04/30/2015	A	15,066
15,000	Tallahassee, FL Health Facilities (Tallahassee Memorial Medical Center)[1]	6.000	12/01/2015	04/30/2015	A	15,073
500,000	Tampa, FL Health System (Baycare Health System)	5.000	11/15/2026	05/15/2022	A	582,495

						1,902,705

Georgia—2.7%
10,000	Athens, GA Area Facilities Corp. COP (Georgia Dept. of Labor)[1]	5.000	06/15/2037	06/13/2016	A	10,263
50,000	Atlanta, GA HDC (Bedford Tower)	6.350	01/01/2023	04/30/2015	A	50,619
85,000	Downtown Savannah, GA Authority (Savannah Ellis Square Parking)[1]	5.000	08/01/2027	08/01/2015	A	86,268
1,065,000	GA HEFA (USG Real Estate Foundation)[1]	6.000	06/15/2034	06/15/2018	A	1,206,570
25,000	GA Municipal Assoc. (Atlanta Detention Center)	5.000	12/01/2018	04/30/2015	A	25,097
500,000	Randolph County, GA GO	5.000	04/01/2030	04/01/2022	A	540,085

						1,918,902

Illinois—8.4%
100,000	Chicago, IL Board of Education	5.000	12/01/2021	04/30/2015	A	100,397
715,000	Chicago, IL Board of Education[1]	5.000	12/01/2022	12/01/2017	A	764,635
100,000	Chicago, IL GO1	5.000	01/01/2035	04/30/2015	A	100,198
20,000	Chicago, IL GO1	5.000	01/01/2034	04/30/2015	A	20,040
80,000	Chicago, IL State University (Auxiliary Facilities System)	5.000	12/01/2018	04/30/2015	A	80,404
500,000	Cook County, IL Community College District #508 (City Colleges Chicago)	5.250	12/01/2026	12/01/2023	A	599,520
350,000	Cook County, IL GO1	5.250	11/15/2033	11/15/2020	A	390,278

20      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
Illinois (Continued)
$215,000	Du Page County, IL Transportation Revenue[1]	5.000%		01/01/2020	07/01/2015	A	$217,580
175,000	Franklin Park, IL GO1	6.250		07/01/2030	07/01/2021	A	201,901
195,000	IL COP	5.800		07/01/2017	04/30/2015	A	195,410
150,000	IL Finance Authority (ABHS/ABMC/AVM/AVT/ABSJ Obligated Group)[1]	5.250		01/01/2022	04/14/2018	A	166,255
150,000	IL Finance Authority (OSF Healthcare System)[1]	7.000		11/15/2029	05/15/2019	A	179,091
1,000,000	IL Finance Authority (Provena Health)[1]	7.750		08/15/2034	08/15/2019	A	1,243,340
50,000	IL Finance Authority (RUMC/RNSMC/RCMC Obligated Group)[1]	5.250		11/01/2035	11/01/2018	A	57,084
225,000	IL GO	5.000		06/01/2020	04/30/2015	A	225,857
250,000	IL GO	5.000		08/01/2023	08/01/2023		284,558
25,000	IL GO1	5.000		06/01/2027	04/30/2015	A	25,101
1,100,000	IL Municipal Electric Agency[1]	5.000		02/01/2031	02/01/2016	A	1,134,419
35,000	Northern IL Municipal Power Agency (Prarie Street)[1]	5.000		01/01/2019	01/01/2018	A	38,757

							6,024,825

Indiana—3.8%
445,000	Gary Chicago, IN International Airport Authority[1]	5.500		02/01/2025	02/01/2019	A	482,180
2,295,000	Indiana, IN Bond Bank Special Program Floaters[1]	0.370	[2]	04/15/2018	04/07/2015	A	2,295,000

							2,777,180

Louisiana—2.1%
1,000,000	Jefferson Parish, LA Hospital Service District No. 1 (West Jefferson Medical Center)[1]	5.250		01/01/2028	01/01/2020	A	1,146,020
295,000	LA Public Facilities Authority (OLOLRMC/OLOLMC Obligated Group)[1]	6.750		07/01/2039	07/01/2019	A	360,230

							1,506,250

Maine—0.0%
5,000	ME H&HEFA (Bridgton Hospital/Franklin Memorial Hospital/GINNE Obligated Group)	5.250		07/01/2021	04/30/2015	A	5,021
5,000	ME H&HEFA, Series A1	5.000		07/01/2019	04/30/2015	A	5,020

							10,041

Maryland—2.0%
610,000	Baltimore, MD Convention Center	5.000		09/01/2019	04/30/2015	A	612,330
250,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.125		09/01/2030	03/01/2021	A	271,883
500,000	MD EDC Student Hsg. (Salisbury University)	5.000		06/01/2027	06/01/2023	A	557,190

							1,441,403

21      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Massachusetts—0.9%
$250,000	MA Devel. Finance Agency (Avon Association)[1]	5.000%	04/01/2018	04/01/2018		$270,255
250,000	MA Devel. Finance Agency (Partners Healthcare System)[1]	5.000	07/01/2031	07/01/2021	A	286,725
60,000	MA H&EFA (UMass Memorial Health Care/UMass Memorial Medical Center Obligated Group)[1]	5.000	07/01/2028	04/30/2015	A	60,157

						617,137

Michigan—5.0%
15,500	Detroit, MI GO1	5.375	04/01/2015	04/01/2015		15,500
500,000	Detroit, MI Sewer Disposal System[1]	5.250	07/01/2023	07/01/2017	A	527,890
550,000	Detroit, MI Sewer Disposal System[1]	7.500	07/01/2033	07/01/2019	A	664,395
330,000	Detroit, MI Water Supply System[1]	6.500	07/01/2015	07/01/2015		334,953
150,000	Detroit, MI Water Supply System[1]	5.000	07/01/2034	04/30/2015	A	150,515
100,000	Grand Rapids, MI Building Authority	5.000	10/01/2028	04/30/2015	A	100,370
84,500	MI Finance Authority (City of Detroit)[1]	5.375	04/01/2015	04/01/2015		84,500
250,000	MI Finance Authority (Crittendon Hospital Medical Center)[1]	5.000	06/01/2027	06/01/2022	A	272,488
1,000,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000	07/01/2027	07/01/2024	A	1,137,100
250,000	MI Finance Authority (School District)	5.000	06/01/2020	06/01/2020		277,315
15,000	MI Hsg. Devel. Authority (Charter Square)[1]	5.500	01/15/2021	04/30/2015	A	15,039
15,000	MI Municipal Bond Authority[1]	6.000	11/01/2020	04/30/2015	A	15,043

						3,595,108

Mississippi—1.1%
210,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)[1]	5.750	07/01/2031	04/30/2015	A	210,678
60,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)[1]	6.200	07/01/2018	04/30/2015	A	60,211
350,000	MS Business Finance Corp. (System Energy Resources)[1]	5.875	04/01/2022	04/30/2015	A	350,385
145,000	Ridgeland, MS Tax Increment (Colony Park)[1]	5.875	04/01/2026	04/01/2021	A	164,794

						786,068

Missouri—2.0%
10,000	MO Environmental Improvement & Energy Resources Authority[1]	7.200	07/01/2016	04/30/2015	A	10,147
10,000	MO Environmental Improvement & Energy Resources Authority	5.900	01/01/2019	04/30/2015	A	10,048
40,000	MO Environmental Improvement & Energy Resources Authority	5.500	07/01/2019	04/30/2015	A	40,178
20,000	MO Environmental Improvement & Energy Resources Authority	5.000	01/01/2020	04/30/2015	A	20,080
65,000	MO Environmental Improvement & Energy Resources Authority	5.125	01/01/2020	04/30/2015	A	65,268
15,000	MO Monarch-Chesterfield Levee District	5.750	03/01/2019	04/30/2015	A	15,065
100,000	Springfield, MO Center City Devel. Corp. (Jordan Valley Park Exposition Center)	5.000	06/01/2027	04/30/2015	A	100,394

22      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Missouri (Continued)
$1,000,000	St. Louis, MO Municipal Finance Corp.[1]	5.000%	07/15/2030	07/15/2024	A	$1,156,660

						1,417,840

Nevada—1.6%
95,000	Las Vegas, NV Special Improvement District No. 607	5.000	06/01/2024	06/01/2024		104,046
200,000	North Las Vegas, NV GO1	5.000	05/01/2024	05/01/2016	A	202,570
500,000	North Las Vegas, NV Wastewater Reclamation System[1]	5.000	10/01/2023	10/01/2016	A	509,585
340,000	Washoe County, NV Hospital Facility (Renown Regional Medical Center/Renown Network Services Obligated Group)[1]	5.000	06/01/2021	04/30/2015	A	340,680

						1,156,881

New Jersey—4.8%
15,000	Burlington County, NJ Bridge Commission[1]	4.500	10/15/2022	04/30/2015	A	15,031
1,000,000	NJ Educational Facilities Authority (Higher Education)[1]	5.000	06/15/2026	06/15/2024	A	1,132,590
50,000	NJ Educational Facilities Authority (Richard Stockton College)[1]	5.125	07/01/2028	07/01/2018	A	55,670
1,000,000	NJ Health Care Facilities Financing Authority (South Jersey Hospital)[1]	5.000	07/01/2020	07/01/2016	A	1,047,120
250,000	NJ Health Care Facilities Financing Authority (St. Barnabas Corp./St. Barnabas Medical Center Obligated Group)[1]	5.250	07/01/2026	07/01/2021	A	285,195
90,000	NJ Higher Education Assistance Authority[1]	5.000	12/01/2025	12/01/2019	A	95,221
250,000	NJ Transportation Trust Fund Authority[1]	5.000	06/15/2027	06/15/2021	A	270,717
500,000	South Jersey, NJ Transportation Authority[1]	5.000	11/01/2028	11/01/2024	A	558,510
25,000	Trenton, NJ GO1	5.000	12/01/2023	12/01/2015	A	25,774

						3,485,828

New Mexico—0.9%
625,000	Farmington, NM Hospital (San Juan Regional Medical Center)[1]	5.000	06/01/2023	04/30/2015	A	626,888

New York—0.9%
100,000	L.I., NY Power Authority[1]	5.000	04/01/2023	04/01/2019	A	110,645
150,000	NYC GO1	5.250	09/01/2022	09/01/2018	A	171,018
155,000	NYC IDA (New York Institute of Technology)	5.250	03/01/2018	04/30/2015	A	155,625
35,000	NYS DA (Ozanam Hall of Queens Nursing Home)[1]	5.000	11/01/2026	11/01/2016	A	35,975
200,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500	12/01/2028	12/01/2015	A	207,644

						680,907

23     OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
North Carolina—0.4%
$250,000	NC Medical Care Commission (Novant Health/Forsyth Memorial Hospital/The Presbyterian Hospital Obligated Group)[1]	5.000%	11/01/2034	11/01/2016	A	$265,535

Ohio—2.2%
1,000,000	Cleveland-Cuyahoga County, OH Port Authority (Port Cleveland)[1]	5.000	11/15/2026	11/15/2020	A	1,086,010
200,000	Hamilton County, OH Sales Tax[1]	5.000	12/01/2020	12/01/2016	A	215,266
250,000	Ross County, OH Hospital (Adena Health System)[1]	5.750	12/01/2028	12/01/2018	A	285,358

						1,586,634

Oregon—0.9%
50,000	OR GO (Elderly & Disabled Hsg.)	5.150	08/01/2030	04/30/2015	A	50,172
500,000	OR Health & Science University	5.000	07/01/2023	07/01/2022	A	599,080

						649,252

Pennsylvania—1.1%
50,000	Allegheny County, PA HEBA (Carlow University)[1]	4.500	11/01/2016	11/01/2016		51,146
555,000	PA EDFA (Albert Einstein Healthcare)[1]	6.250	10/15/2023	02/25/2019	A	648,290
40,000	Philadelphia, PA Gas Works	5.000	09/01/2029	04/30/2015	A	40,143
40,000	Philadelphia, PA Hsg. Authority[1]	5.500	12/01/2019	04/30/2015	A	40,256

						779,835

Rhode Island—0.9%
500,000	Providence, RI Public Building Authority, Series A1	5.875	06/15/2026	06/15/2021	A	563,250
25,000	RI Clean Water Finance Agency[1]	5.000	10/01/2035	04/30/2015	A	25,028
35,000	RI Clean Water Protection Finance Agency	5.125	10/01/2019	04/30/2015	A	35,145
25,000	RI Health & Educational Building Corp. (RIH/TMH Obligated Group)	5.500	05/15/2016	04/30/2015	A	25,110

						648,533

South Carolina—0.8%
500,000	Greenville, SC Hospital System	5.000	05/01/2024	05/01/2022	A	580,440
10,000	SC Hsg. Finance & Devel. Authority[1]	5.500	07/01/2032	01/01/2018	A	10,447

						590,887

South Dakota—0.9%
550,000	SD Educational Enhancement Funding
	Corp. Tobacco Settlement[1]	5.000	06/01/2026	06/01/2023	A	630,278

Tennessee—1.3%
500,000	Knox County, TN HE&HFB (Covenant Health)	5.000	01/01/2025	01/01/2023	A	586,975
300,000	TN Energy Acquisition Gas Corp.[1]	5.250	09/01/2020	09/01/2020		344,658

						931,633

24      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Texas—6.9%
$70,000	Board of Managers Joint Guadalupe County-City of Seguin, TX Hospital (GRMC)[1]	5.500%	08/15/2036	08/15/2018	A	$77,925
125,000	Dallas-Fort Worth, TX International Airport	5.000	11/01/2026	11/01/2020	A	144,701
125,000	Dallas-Fort Worth, TX International Airport	5.000	11/01/2025	11/01/2020	A	145,131
1,000,000	El Paso, TX Downtown Devel. Corp. (Downtown Ballpark Venue)	7.000	08/15/2023	08/15/2017	A	1,126,810
30,000	Gonzales, TX Healthcare System	5.350	08/15/2015	04/30/2015	A	30,132
1,000,000	Harris County-Houston, TX Sports Authority[1]	5.000	11/15/2030	11/15/2024	A	1,151,610
850,000	Harris County-Houston, TX Sports Authority[1]	5.000	11/15/2027	11/15/2024	A	1,006,664
20,000	Huntsville, TX GO COP	5.000	08/15/2023	04/30/2015	A	20,079
40,000	Newark, TX Cultural Education Facilities Finance Corp.[1]	7.250	08/15/2021	07/28/2016	C	44,453
55,000	Port Houston, TX Authority	5.000	10/01/2027	04/30/2015	A	55,218
100,000	St. George Place, TX Redevel. Authority[1]	5.350	09/01/2018	04/30/2015	A	100,320
30,000	TX GO1	5.250	08/01/2035	04/30/2015	A	30,124
5,000	TX Lower Colorado River Authority	5.875	05/15/2016	04/30/2015	A	5,024
20,000	TX Lower Colorado River Authority[1]	5.000	05/15/2031	04/21/2015	A	20,054
10,000	TX Lower Colorado River Authority[1]	5.000	05/15/2031	04/30/2015	A	10,035
500,000	TX Municipal Gas Acquisition & Supply Corp.[1]	5.000	12/15/2026	12/15/2022	A	567,950
125,000	TX Municipal Gas Acquisition & Supply Corp.[1]	5.625	12/15/2017	12/30/2016	B	134,761
100,000	TX Municipal Gas Acquisition & Supply Corp.[1]	6.250	12/15/2026	08/04/2023	B	123,719
150,000	TX Public Finance Authority (Texas Southern University)[1]	5.500	05/01/2018	05/01/2018		163,934

						4,958,644

Vermont—3.1%
1,000,000	Burlington, VT Airport, Series A1	5.000	07/01/2030	07/01/2024	A	1,118,440
250,000	Burlington, VT GO	5.000	11/01/2027	11/01/2022	A	278,327
250,000	Burlington, VT GO	5.000	11/01/2021	11/01/2021		281,645
500,000	VT Educational & Health Buildings Financing Agency (Middlebury College)	5.000	11/01/2028	11/01/2022	A	590,005

						2,268,417

Washington—0.0%
25,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)	5.600	03/01/2028	04/30/2015	A	25,007
West Virginia—0.0%
20,000	Randolph County, WV County Commission Health System (Davis Health System)[1]	5.200	11/01/2021	04/30/2015	A	20,064

25      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Wisconsin—1.6%
$500,000	WI H&EFA (Marshfield Clinic)	5.000%	02/15/2028	02/15/2022	A	$559,855
605,000	WI H&EFA (Wheaton Franciscan Services)[1]	5.125	08/15/2030	08/15/2016	A	626,689

						1,186,544
U.S. Possessions—11.4%
250,000	Puerto Rico Aqueduct & Sewer Authority	5.500	07/01/2028	07/01/2028		178,817
970,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375	05/15/2033	04/30/2015	A	975,956
200,000	Puerto Rico Commonwealth GO1	5.000	07/01/2023	07/01/2017	A	203,002
50,000	Puerto Rico Commonwealth GO	5.250	07/01/2026	07/01/2026		36,082
340,000	Puerto Rico Commonwealth GO	5.500	07/01/2027	07/01/2027		242,791
50,000	Puerto Rico Commonwealth GO1	5.500	07/01/2017	07/01/2017		52,347
940,000	Puerto Rico Commonwealth GO1	5.500	07/01/2020	07/01/2020		994,661
300,000	Puerto Rico Commonwealth GO1	5.500	07/01/2019	07/01/2019		315,075
500,000	Puerto Rico Electric Power Authority, Series AAA[3]	5.250	07/01/2025	07/01/2025		293,325
500,000	Puerto Rico Electric Power Authority, Series NN	5.250	07/01/2019	07/01/2019		516,765
250,000	Puerto Rico Electric Power Authority, Series RR	5.000	07/01/2023	07/01/2015	A	250,020
455,000	Puerto Rico Electric Power Authority, Series UU	5.000	07/01/2024	07/01/2017	A	456,643
350,000	Puerto Rico HFA	5.000	12/01/2020	04/30/2015	A	355,803
15,000	Puerto Rico HFA[1]	5.500	12/01/2019	12/01/2018	A	16,889
15,000	Puerto Rico Highway & Transportation Authority[1]	5.500	07/01/2017	07/01/2017		15,213
45,000	Puerto Rico Highway & Transportation Authority[1]	5.750	07/01/2019	07/01/2019		42,815
30,000	Puerto Rico Highway & Transportation Authority, Series E1	5.500	07/01/2015	07/01/2015		30,037
115,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000	10/01/2020	10/01/2020		114,909
155,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2018	04/30/2015	A	155,180
100,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2017	04/30/2015	A	100,141
55,000	Puerto Rico Municipal Finance Agency, Series A	5.500	07/01/2017	04/30/2015	A	55,089
955,000	Puerto Rico Municipal Finance Agency, Series A1	5.000	08/01/2027	03/12/2025	B	943,263
650,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2020	04/30/2015	A	650,364
315,000	Puerto Rico Municipal Finance Agency, Series C1	5.000	08/01/2016	08/01/2015	A	316,553
500,000	Puerto Rico Public Buildings Authority	5.750	07/01/2022	07/01/2022		355,690
50,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2021	07/01/2021		37,628
170,000	Puerto Rico Public Buildings Authority[1]	5.250	07/01/2017	07/01/2017		170,542
100,000	Puerto Rico Public Buildings Authority	5.250	07/01/2023	07/01/2023		68,895

26      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$390,000	Puerto Rico Sales Tax Financing Corp., Series A	5.750%	08/01/2037	01/31/2037	B	$246,320

						8,190,815

Total Investments, at Value (Cost $70,170,591)—99.8%						71,922,351
Net Other Assets (Liabilities)—0.2						129,010

Net Assets—100.0%						$72,051,361

Footnotes to Statement of Investments

*Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

A.	Optional call date; corresponds to the most conservative yield calculation.
B.	Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.
C.	Average life due to mandatory, or expected, sinking fund principal payments prior to applicable optional call date.

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 8 of the accompanying Notes.

2. Represents the current interest rate for a variable or increasing rate security.

3. Subject to a forbearance agreement. Rate shown is the original contractual interest rate. See Note 4 of the accompanying Notes.

To simplify the listings of securities, abbreviations are used per the table below:

ABHS	Alexian Brothers Health System
ABMC	Alexian Brothers Medical Center
ABSJ	Alexian Brothers of San Jose
AVM	Alexian Village of Milwaukee
AVT	Alexian Village of Tennessee
CHCW	Catholic Healthcare West
CMF	CHW Medical Foundation
COP	Certificates of Participation
DA	Dormitory Authority
EDC	Economic Devel. Corp.
EDFA	Economic Devel. Finance Authority
ESRCGW	Easter Seal Rehabilitation Center of Greater Waterbury
GINNE	Goodwill Industries of Northern New England
GO	General Obligation
GRMC	Guadalupe Regional Medical Center
GSCCC	Good Sheperd Child Care Center
H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HDC	Housing Devel. Corp.
HE&HFB	Higher Educational and Housing Facility Board
HEBA	Higher Education Building Authority
HEFA	Higher Education Facilities Authority
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HRANB	Human Resources Agency of New Britain
IDA	Industrial Devel. Agency

27      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Abbreviations (Continued)
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
L.I.	Long Island
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
OLOLMC	Our Lady Of Lake Medical Center
OLOLRMC	Our Lady of Lourdes Regional Medical Center
RCMC	Rush-Copley Medical Center
RIH	Rhode Island Hospital
RNSMC	Rush North Shore Medical Center
RUMC	Rush University Medical Center
TASC	Tobacco Settlement Asset-Backed Bonds
TMH	The Miriam Hospital
UMass	University of Massachusetts

See accompanying Notes to Financial Statements.

28      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2015 Unaudited

Assets
Investments, at value (cost $70,170,591)—see accompanying statement of investments	$71,922,351

Cash	212,680

Receivables and other assets:
Investments sold on a when-issued or delayed delivery basis	1,004,861
Interest	946,803
Shares of beneficial interest sold	188,419
Other	85,444

Total assets	74,360,558

Liabilities
Payables and other liabilities:
Payable for borrowings (See Note 8)	2,100,000
Shares of beneficial interest redeemed	126,372
Dividends	37,123
Distribution and service plan fees	13,071
Shareholder communications	8,514
Trustees’ compensation	1,225
Interest expense on borrowings	180
Other	22,712

Total liabilities	2,309,197

Net Assets	$72,051,361

Composition of Net Assets
Par value of shares of beneficial interest	$5,561

Additional paid-in capital	71,692,047

Accumulated net investment income	176,999

Accumulated net realized loss on investments	(1,575,006)

Net unrealized appreciation on investments	1,751,760

Net Assets	$72,051,361

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $46,270,891 and 3,570,411 shares of beneficial interest outstanding)	$12.96
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$13.26

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $15,002,750 and 1,159,104 shares of beneficial interest outstanding)	$12.94

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $10,777,720 and 831,518 shares of beneficial interest outstanding)	$12.96

See accompanying Notes to Financial Statements.

29      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF

OPERATIONS For the Six Months Ended March 31, 2015 Unaudited

Investment Income
Interest	$1,279,645

Expenses
Management fees	204,597

Distribution and service plan fees:
Class A	55,934
Class C	70,709

Transfer and shareholder servicing agent fees:
Class A	22,506
Class C	7,069
Class Y	4,525

Shareholder communications:
Class A	4,281
Class C	1,472
Class Y	307

Borrowing fees	52,510

Interest expense on borrowings	659

Trustees’ compensation	545

Custodian fees and expenses	195

Other	21,678

Total expenses	446,987
Less waivers and reimbursements of expenses	(24,687)

Net expenses	422,300

Net Investment Income	857,345

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(45,714)

Net change in unrealized appreciation/depreciation on investments	705,069

Net Increase in Net Assets Resulting from Operations	$1,516,700

See accompanying Notes to Financial Statements.

30      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014

Operations
Net investment income	$857,345	$1,794,880

Net realized loss	(45,714)	(602,858)

Net change in unrealized appreciation/depreciation	705,069	3,504,252

Net increase in net assets resulting from operations	1,516,700	4,696,274

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(633,455)	(1,312,508)
Class C	(144,462)	(235,903)
Class Y	(137,865)	(122,689)

	(915,782)	(1,671,100)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	2,375,337	(6,098,489)
Class C	2,036,748	1,276,933
Class Y	2,988,158	3,978,932

	7,400,243	(842,624)

Net Assets
Total increase	8,001,161	2,182,550

Beginning of period	64,050,200	61,867,650

End of period (including accumulated net investment income of $176,999 and $235,436, respectively)	$72,051,361	$64,050,200

See accompanying Notes to Financial Statements.

31      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Period Ended September 30, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$12.84	$12.25	$13.00	$12.51	$12.17

Income (loss) from investment operations:
Net investment income[3]	0.17	0.38	0.36	0.37	0.33
Net realized and unrealized gain (loss)	0.13	0.56	(0.76)	0.53	0.26

Total from investment operations	0.30	0.94	(0.40)	0.90	0.59

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.35)	(0.35)	(0.39)	(0.25)
Distributions from net realized gain	0.00	0.00	0.00	(0.02)	0.00

Total dividends and/or distributions to shareholders	(0.18)	(0.35)	(0.35)	(0.41)	(0.25)

Net asset value, end of period	$12.96	$12.84	$12.25	$13.00	$12.51

Total Return, at Net Asset Value[4]	2.36%	7.78%	(3.18)%	7.27%	4.92%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$46,271	$43,489	$47,315	$31,833	$12,132

Average net assets (in thousands)	$45,164	$46,841	$49,397	$21,991	$7,370

Ratios to average net assets:[5]
Net investment income	2.65%	3.00%	2.78%	2.90%	3.32%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.03%	1.06%	1.05%	1.14%	1.46%
Interest and fees from borrowings	0.16%	0.14%	0.05%	0.03%	0.01%

Total expenses	1.19%	1.20%	1.10%	1.17%	1.47%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.11%	1.09%	1.00%	0.98%	0.96%

Portfolio turnover rate	14%	40%	33%	17%	84%

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. For the period from December 6, 2010 (commencement of operations) to September 30, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

32      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Class C	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Period Ended September 30, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$12.83	$12.24	$12.98	$12.49	$12.17

Income (loss) from investment operations:
Net investment income[3]	0.12	0.28	0.26	0.26	0.26
Net realized and unrealized gain (loss)	0.12	0.56	(0.75)	0.54	0.23

Total from investment operations	0.24	0.84	(0.49)	0.80	0.49

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	(0.25)	(0.25)	(0.29)	(0.17)
Distributions from net realized gain	0.00	0.00	0.00	(0.02)	0.00

Total dividends and/or distributions to shareholders	(0.13)	(0.25)	(0.25)	(0.31)	(0.17)

Net asset value, end of period	$12.94	$12.83	$12.24	$12.98	$12.49

Total Return, at Net Asset Value[4]	1.88%	6.95%	(3.86)%	6.44%	4.11%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,003	$12,842	$11,010	$9,905	$1,005

Average net assets (in thousands)	$14,200	$11,648	$13,360	$4,762	$418

Ratios to average net assets:[5]
Net investment income	1.86%	2.21%	2.00%	2.06%	2.61%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.78%	1.85%	1.85%	2.10%	3.74%
Interest and fees from borrowings	0.16%	0.14%	0.05%	0.03%	0.01%

Total expenses	1.94%	1.99%	1.90%	2.13%	3.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.88%	1.87%	1.78%	1.76%	1.74%

Portfolio turnover rate	14%	40%	33%	17%	84%

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. For the period from December 6, 2010 (commencement of operations)) to September 30, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

33      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Period Ended September 30, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$12.84	$12.25	$13.00	$12.51	$12.17

Income (loss) from investment operations:
Net investment income[3]	0.18	0.40	0.39	0.39	0.37
Net realized and unrealized gain (loss)	0.13	0.57	(0.76)	0.54	0.23

Total from investment operations	0.31	0.97	(0.37)	0.93	0.60

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.38)	(0.38)	(0.42)	(0.26)
Distributions from net realized gain	0.00	0.00	0.00	(0.02)	0.00

Total dividends and/or distributions to shareholders	(0.19)	(0.38)	(0.38)	(0.44)	(0.26)

Net asset value, end of period	$12.96	$12.84	$12.25	$13.00	$12.51

Total Return, at Net Asset Value[4]	2.47%	8.01%	(2.95)%	7.50%	5.07%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,777	$7,719	$3,543	$1,979	$241

Average net assets (in thousands)	$9,098	$4,089	$3,326	$1,033	$149

Ratios to average net assets:[5]
Net investment income	2.85%	3.17%	3.02%	3.02%	3.65%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.77%	0.80%	0.78%	0.99%	2.78%
Interest and fees from borrowings	0.16%	0.14%	0.05%	0.03%	0.01%

Total expenses	0.93%	0.94%	0.83%	1.02%	2.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.89%	0.87%	0.78%	0.76%	0.74%

Portfolio turnover rate	14%	40%	33%	17%	84%

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. For the period from December 6, 2010 (commencement of operations)) to September 30, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

34      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2015 Unaudited

1. Organization

Oppenheimer Rochester Intermediate Term Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees.

The following is a summary of significant accounting policies consistently followed by the Fund.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

35      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended September 30, 2014, the Fund utilized did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended September 30, 2014 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
No expiration	$1,529,291

As of March 31, 2015, it is estimated that the capital loss carryforwards would be $1,575,005, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended March 31, 2015, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year

36      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2015 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$70,170,591

Gross unrealized appreciation	$2,619,535
Gross unrealized depreciation	(867,775)

Net unrealized appreciation	$1,751,760

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

37      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price

38      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

3. Securities Valuation (Continued)

obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

39      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

        NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 31, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$847,378	$—	$847,378
Alaska	—	10,073	—	10,073
Arizona	—	2,949,786	—	2,949,786
Arkansas	—	255,944	—	255,944
California	—	14,850,062	—	14,850,062
Colorado	—	851,088	—	851,088
Connecticut	—	1,058,010	—	1,058,010
District of Columbia	—	419,969	—	419,969
Florida	—	1,902,705	—	1,902,705
Georgia	—	1,918,902	—	1,918,902
Illinois	—	6,024,825	—	6,024,825
Indiana	—	2,777,180	—	2,777,180
Louisiana	—	1,506,250	—	1,506,250
Maine	—	10,041	—	10,041
Maryland	—	1,441,403	—	1,441,403
Massachusetts	—	617,137	—	617,137
Michigan	—	3,595,108	—	3,595,108
Mississippi	—	786,068	—	786,068
Missouri	—	1,417,840	—	1,417,840
Nevada	—	1,156,881	—	1,156,881
New Jersey	—	3,485,828	—	3,485,828
New Mexico	—	626,888	—	626,888
New York	—	680,907	—	680,907
North Carolina	—	265,535	—	265,535
Ohio	—	1,586,634	—	1,586,634
Oregon	—	649,252	—	649,252
Pennsylvania	—	779,835	—	779,835
Rhode Island	—	648,533	—	648,533
South Carolina	—	590,887	—	590,887
South Dakota	—	630,278	—	630,278
Tennessee	—	931,633	—	931,633
Texas	—	4,958,644	—	4,958,644
Vermont	—	2,268,417	—	2,268,417
Washington	—	25,007	—	25,007
West Virginia	—	20,064	—	20,064
Wisconsin	—	1,186,544	—	1,186,544
U.S. Possessions	—	8,190,815	—	8,190,815
Total Assets	$—	$71,922,351	$—	$71,922,351

40      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

3. Securities Valuation (Continued)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of March 31, 2015, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Sold securities	$1,004,861

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. There were no securities not accruing interest as of March 31, 2015.

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. As of March 31, 2015, securities with an aggregate market value of $293,325, representing 0.41% of the Fund’s net assets, were subject to these forbearance agreements.

41      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount

Class A
Sold	993,025	$12,821,907	2,123,901	$26,411,586
Dividends and/or distributions reinvested	46,028	595,325	99,962	1,251,718
Redeemed	(855,198)	(11,041,895)	(2,699,430)	(33,761,793)

Net increase (decrease)	183,855	$2,375,337	(475,567)	$(6,098,489)

Class C
Sold	263,255	$3,397,678	506,008	$6,297,277
Dividends and/or distributions reinvested	10,458	135,118	17,759	222,357
Redeemed	(115,880)	(1,496,048)	(422,238)	(5,242,701)

Net increase	157,833	$2,036,748	101,529	$1,276,933

Class Y
Sold	312,683	$4,049,015	561,242	$7,077,765
Dividends and/or distributions reinvested	10,189	131,816	9,368	117,728
Redeemed	(92,318)	(1,192,673)	(258,755)	(3,216,561)

Net increase	230,554	$2,988,158	311,855	$3,978,932

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended March 31, 2015 were as follows:

	Purchases	Sales
Investment securities	$17,169,005	$9,623,050

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

42      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

7. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

The Fund’s management fee for the fiscal six months ended March 31, 2015 was 0.60% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

43      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Fund also pays a service fee under the Plan at an annual rate of 0.25% of daily net assets. The Plan continues in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
March 31, 2015	$3,037	$800	$335

Waivers and Reimbursements of Expenses. The Manager has voluntary agreed to waive fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding interest and fees from borrowings, will not exceed 0.95% of average annual net assets for Class A shares,

44      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

7. Fees and Other Transactions with Affiliates (Continued)

1.73% of average annual net assets for Class C shares and 0.73% of average annual net assets for Class Y shares. During the six months ended March 31, 2015, the Manager reimbursed $18,780, $4,004 and $1,903 for Class A, Class C and Class Y shares, respectively.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

8. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1672% as of March 31, 2015). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the six months ended March 31, 2015 equal 0.10% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of March 31, 2015, the Fund had borrowings outstanding at an interest rate of 0.1672%.

45      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Borrowings and Other Financing (Continued)

Details of the borrowings for the six months ended March 31, 2015 are as follows:

Average Daily Loan Balance	$808,242
Average Daily Interest Rate	0.161%
Fees Paid	$107,913
Interest Paid	$626

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the six months ended March 31, 2015 are included in expenses on the Fund’s Statement of Operations and equal 0.06% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the six months ended March 31, 2015.

46      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

8. Borrowings and Other Financing (Continued)

The effect of the Facility to the Fund for the year ended March 31, 2015 is as follows:

Fees Paid	$ 20,098

9. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

47      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

48      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
William F. Glavin, Jr., Trustee
Daniel G. Loughran, Vice President
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Richard Stein, Vice President
Arthur P. Steinmetz, President and Principal Executive Officer
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved.

49      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

50      OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access

to account information and transactions or call us at

800 CALL OPP (800 225 5677) for 24-hr automated

information and automated transactions. Representatives

also available Mon–Fri 8am-8pm ET.

Visit Us

oppenheimerfunds.com

Call Us

800 225 5677

Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0636.001.0315 May 27, 2015

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Intermediate Term Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/12/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/12/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	5/12/2015